UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2007

GOOGLE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 20, 2007, Google Inc. entered into a Distribution Agreement (the “Distribution Agreement”) with Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC (the “Bidders”) relating to shares of Google’s Class A common stock to be offered and sold by the participating financial institutions in connection with Google’s Transferable Stock Option (“TSO”) program, in which eligible employees will be able to sell certain vested, transferable stock options to the participating financial institutions. The participating financial institutions will offer and sell shares of Google’s Class A common stock in connection with short sales of Google’s Class A common stock to hedge the options they purchase under the TSO program.

In addition, on April 20, 2007, Google also entered into a Bidding Rules Agreement (the “Bidding Rules Agreement”) with the Bidders, which authorizes the participating financial institutions to bid on the transferable stock options offered for sale under the TSO program, and a Warrant Agreement (the “Warrant Agreement”) with the Bidders, pursuant to which certain terms governing such transferable stock options pursuant to their respective stock option agreements will automatically be amended when transferable stock options are sold under the TSO program.

Copies of the forms of the Distribution Agreement, the Bidding Rules Agreement and the Warrant Agreement are filed as Exhibits 1.01, 1.02 and 4.01, respectively, to this Form 8-K and are incorporated herein by reference. The descriptions of the material terms of the Distribution Agreement, the Bidding Rules Agreement and the Warrant Agreement are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
1.01	Form of Distribution Agreement dated April 20, 2007 among Google, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC

1.02	Form of Bidding Rules Agreement dated April 20, 2007 among Google, Morgan Stanley & Co. Incorporated as Auction Manager and Bidder, Citigroup Global Markets Inc. as Warrant Agent and Bidder and the Bidders named therein

4.01	Form of Warrant Agreement dated April 20, 2007 among the Registrant, Citigroup Global Markets Inc. as Warrant Agent and the Warrantholders named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: April 23, 2007	/s/ Eric Schmidt
Eric Schmidt Chairman of the Executive Committee and Chief Executive Officer

2

EXHIBIT INDEX

Exhibit No.	Description
1.01	Form of Distribution Agreement dated April 20, 2007 among Google, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC

1.02	Form of Bidding Rules Agreement dated April 20, 2007 among Google, Morgan Stanley & Co. Incorporated as Auction Manager and Bidder, Citigroup Global Markets Inc. as Warrant Agent and Bidder and the Bidders named therein

4.01	Form of Warrant Agreement dated April 20, 2007 among the Registrant, Citigroup Global Markets Inc. as Warrant Agent and the Warrantholders named therein